                                                                   EXHIBIT 10.11

Department of Trade and Industry Radiocommunications Agency
Wireless Telegraphy Act, 1949


PRIVATE BUSINESS RADIO SUPPLIERS LICENCE

This licence is issued by the Secretary of State on 07 May 1998 and replaces any previous authority granted in respect of this service.

Licence no:                  PR/131864
Date of issue:               07 May 1998
Fee payment date:            31 May Annually

1.       This Licence authorizes HUGO INTERNATIONAL LTD
                                       (the "Licensee")
                                    of 6 WATERSIDE DRIVE
                                       LANGLEY BUSINESS PARK
                                       LANGLEY
                                       SLOUGH
                                       SL3 6EZ

to establish, install and/or use radio transmitting and/or receiving stations and/or radio apparatus as described in the schedule(s) (hereinafter together called the "Radio Equipment") subject to the terms set out below.

LICENCE TERM

2. This Licence shall continue in force until one year after the date of issue unless renewed for the same period or revoked earlier by the Secretary of State or surrendered by the Licensee.

LICENCE VARIATION AND REVOCATION

3. The Secretary of State may vary or revoke this Licence by a written notice served on the Licensee or by a general notice applicable to holders of this class of Licence published by public broadcast or in the London, Edinburgh and Belfast Gazettes.

CHANGES

4.       This Licence may not be transferred.

5. The Licensee must give prior or immediate notice to the Secretary of State in writing of any change in the details of the name and/or address recorded above.

FEES

6. The Licensee shall pay to the Secretary of State the relevant fee as provided in section 2(1) of the Wireless Telegraphy Act 1949 and the Regulations made thereunder:

         (a)      on or before the date of issue of this Licence; and/or

         (b) on or before the fee payment date shown above each year, or on or before such dates as shall be notified in writing to the Licensee,

failing which the Secretary of State may revoke this Licence.

RADIO EQUIPMENT USE

7. The Licensee must ensure that the Radio Equipment is constructed and used only in accordance with the provisions specified in the schedule(s). Any proposal to amend any detail specified in the schedule(s) must be agreed with the Secretary of State in advance and implemented only after this Licence has been varied and/or reissued accordingly.

8. The Licensee must ensure that the Radio Equipment is only used by persons who have been authorised by the Licensee to do so and that such persons are made aware of, and of the requirement to comply with, the terms of this Licence.

ACCESS AND INSPECTION

9.       The Licensee shall permit any person authorised by the Secretary of
         State:

         (a)      to have access to the Radio Equipment; and

         (b)      to inspect this Licence and the Radio Equipment,

at any and all reasonable times or, when in the opinion of that person an urgent situation exists, at any time to ensure the Radio Equipment is being used in accordance with the terms of this Licence.

MODIFICATION, RESTRICTION AND CLOSEDOWN

10. A person authorised by the Secretary of State may require the Radio Equipment to be modified or restricted in use, or temporarily or permanently closed down immediately if in the opinion of the person authorised by the Secretary of State:

         (a)      a breach of this Licence has occurred; and/or

         (b) the use of the Radio Equipment is unduly causing or contributing to interference to the use of other authorised radio equipment.

11. The Secretary of State may require the Radio Equipment to be modified or restricted in use, or temporarily or permanently closed down either immediately or on the expiry of such period as he may specify:

         (a)      in the interests of long term spectrum planning; or

         (b) in the event of a national or local state of emergency being declared.





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
The Secretary of State may exercise this power by a written notice served on the Licensee and/or by a general notice applicable to holders of this class of Licence published by public broadcast or in the London, Edinburgh and Belfast Gazettes.

INTERPRETATION

12.      In this Licence:

         (a) the establishment, installation and use of the Radio Equipment shall be interpreted as establishment and use of stations and installation and use of apparatus for wireless telegraphy as specified in section 1 of the Wireless Telegraphy Act 1949;

         (b) the expression "undue interference" shall have the same meaning that it has under the Wireless Telegraphy Act 1949;

         (c)      the expression "inspect" includes examine and test;

         (d) the schedule(s) form(s) part of this Licence together with any subsequent schedule(s) which the Secretary of State may issue as a variation to this Licence at a later date; and

         (e) the Interpretation Act 1978 shall apply to the Licence as it applies to an Act of Parliament.


                                      /s/ M. Salole           (signature)
         ----------------------------------------------------


                                         M. Salole           (name)
         ------------------------------------------------------

ISSUED AND SIGNED ON BEHALF OF THE SECRETARY OF STATE FOR TRADE AND INDUSTRY BY THE RADIOCOMMUNICATIONS AGENCY, AN EXECUTIVE AGENCY OF THE DEPARTMENT OF TRADE AND INDUSTRY.

                    PRIVATE BUSINESS RADIO SUPPLIERS LICENCE

                     SCHEDULE 1 TO LICENCE NUMBER PR/131864

             DESCRIPTION OF RADIO EQUIPMENT COVERED BY THIS LICENCE

This schedule forms part of Licence no. PR/131864, issued to HUGO INTERNATIONAL LTD, the Licensee on 07 May 1998, and describes the Radio Equipment covered by the Licence and the purpose for which the Radio Equipment may be used.

1.       DESCRIPTION OF THE RADIO EQUIPMENT LICENCED

In this Licence the Radio Equipment means:

(a) base transceiver stations ("base stations") and mobile transceiver stations ("mobile stations") for use in a Private Mobile Radio ("PMR") and/or Short Range Business Radio ("SRBR") speech service;

(b) base transmitter stations ("base stations") and mobile receiver stations ("mobile stations") for use in a Radio Paging and/or SRBR Radio Paging service,

as defined in paragraph 2 below.

2.       PURPOSE OF THE RADIO EQUIPMENT

Subject to the technical and administrative requirements set out in this and any subsequent schedule(s) to this Licence, the Licencee and any person authorised to act on his or her behalf is hereby authorised to:

(a) install and make test transmissions during the service and repair of equipment which is approved to any Private Business Radio ("PBR") W, MPT and ETSI specification ("service and repair");

(b) hire to a person (the "customer") for use in connection with the business of the customer ("hiring"):

         (i)      PMR equipment for a period not exceeding one year; and/or

         (ii)     Radio Paging equipment for a period not exceeding one year;

(c) allocate to a customer for use in connection with the business of the customer, pending an application by that customer for an operational licence granted under the Wireless Telegraphy Act 1949 ("parking"):

         (i)      PMR equipment for a period not exceeding 3 months; and/or

         (ii)     SRBR equipment for a period not exceeding 28 days;

(d) demonstrate to a customer for use in connection with the business of the customer ("demonstration"):

         (i)      PMR equipment for a period not exceeding 28 days; and/or

         (ii)     SRBR equipment for a period not exceeding 7 days.

3.       BUSINESS LOCATION(S)

The Licensee shall carry out the activities specified in paragraphs 2 (a) and
(b) above at, and the activities specified in paragraphs 2(c) and (d) above at/or from:

(a)      the permanent location(s) specified in paragraph 2 of schedule 2;
         and/or

(b) temporary location(s) notified in writing to the Agency Local Licensing Centre specified in paragraph 1 of schedule 2 prior to establishment.

4.       APPROVED STANDARDS FOR THE RADIO EQUIPMENT

The Radio Equipment covered by this Licence is required, under Section 84 of the T Act to be type approved in accordance with a recognised technical performance standard relating to the service licenced (as specified in paragraph 18 below).

5.       SPECIAL CONDITIONS RELATING TO THE ACTIVITIES OF THE LICENCE

The licensee shall ensure that:

(a) all reasonable steps are taken to ensure that the use of Radio Equipment by a customer complies with the conditions of this Licence;

(b)      the Radio Equipment:

         (i) is operated in accordance with the frequencies, powers, characteristics, classes and antenna heights specified in the schedule(s) except with prior authority from the Radiocommunications Agency (the "Agency") of the Department of Trade and Industry;

         (ii)     does not interconnect to any telecommunications network;

         (iii)    is not operated as a cross band repeater;

         (iv) is not used to transmit music, broadcast programmes or obscene or offensive language; and

         (v)      is not used as a public address system;

(c)      any use of tones for CTCSS is only as set out in Groups A and B of MPT
         1306;

(d)      any use of codes for DCS is only as set out in MPT 1381;





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
(e) all frequency information and licence numbers shall be removed before disposal of any item of Radio Equipment; and

(f)      the type approval of the Radio Equipment is not invalidated.

6.       SERVICE AND REPAIR.

While undertaking service and repair the licensee shall ensure that:

(a) the Radio Equipment is connected to either a suitable radio frequency dummy load, a radio frequency test apparatus containing a dummy load or an appropriate radiating antenna;

(b) the transmitting frequency of the Radio Equipment is monitored prior to any transmission, which may only take place if the frequency is not in use during the monitoring period; and

(c) any transmission shall be of the minimum possible duration to complete the necessary service and repair;

7.       HIRING PMR AND/OR RADIO PAGING EQUIPMENT

While undertaking hiring the licensee shall ensure that:

(a)      there exists a written contract between the Licensee and the customer;

(b) PMR equipment shall only be used for voice communication, except by means of selective calling;

(c) Radio Paging equipment shall only be used for one-way tone and/or text message paging from base station(s) to mobile station(s) within the customer's premises or within the perimeter of a local site which is completely under the customer's control;

(d) prior authority is obtained from the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee for the use of talkthrough and/or reverse frequency working, either of which must be controlled by either CTCSS or DCS, except where used on-site; and

(e)      dual frequency channels shall be controlled by either CTCSS and/or DCS.

8.       PMR PARKING AND/OR DEMONSTRATION

While undertaking PMR Parking and/or demonstration the licensee shall ensure that:

(a) prior authority is obtained from the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee for the transmission of data, except where used on-site, for the purpose of user identification, for the purpose of vehicle status identification or by means of selective calling; and

(b) prior authority is obtained from the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee for the use of talkthrough and/or reverse frequency working, either of which must be controlled by either CTCSS and/or DCS, except where used on-site.

9.       SRBR PARKING AND/OR DEMONSTRATION

While undertaking SRBR parking and/or demonstration the licensee shall ensure that:

(a) the customer is instructed to apply for an operational SRBR licence within 7 days of the commencement of the parking period;

(b) Radio Equipment other than Radio Paging shall only be used for voice communication between handportable mobile stations;

(c)      SRBR speech channels shall be controlled by either CTCSS and/or DCS;
         and

(d) Radio Equipment for Radio Paging shall only be used for one-way tone and/or text message paging from base station(s) to mobile station(s).

10.      CALL SIGNS AND IDENTIFICATION

The Licensee shall ensure that:

(a)      during PMR transmissions the call sign:

         (i) is announced at the beginning of a transmission on a new frequency (whenever the frequency of transmission is changed); and

         (ii) is transmitted in the same format that is being used for the transmission of the information;

         and unless otherwise agreed by the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee, the call sign for hiring and demonstrating PMR equipment shall be as specified in schedule 2, and for parking PMR equipment as specified in the customer's PMR (Standard) licence application form; and

(b) at the beginning of SRBR speech transmissions the caller identifies himself or herself and the person being called.

11.      NOTIFICATION REQUIREMENTS

(a) Before the Radio Equipment is brought into operation, the Licensee shall notify the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee, of (as the case may be) the:

         (i)      hiring of PMR equipment by submitting Agency form STH 1;

         (ii)     hiring of Radio Paging equipment by submitting Agency form RP
                  1;





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
         (iii)    parking of PMR equipment by submitting Agency form Parking 1;
                  and

         (iv) demonstration of unsupervised PMR equipment by submitting Agency form Demo 1;

(b) The Licensee shall notify the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee of the demonstration of supervised PMR equipment for longer than 7 days by submitting Agency form Demo 1 before the end of the seventh day of the demonstration.

(c)      The Licensee may fax or e-mail the relevant Agency notification forms.

(d) The Licensee shall inform the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the licensee of any variations from those originally notified within 2 days.

(e) For parking PMR equipment the Licensee shall submit a copy of the customer's PMR (Standard) licence application form with form Parking 1. The application form may be submitted by the customer separately. Form Parking 1 may not be submitted before the application form has been received, fully completed and, where the applicant does not already have a PMR (Standard) licence, the licence fee paid.

(f) When it is known or reasonable to assume that several PBR Suppliers licensees are hiring PMR and/or Radio Paging equipment and parking and/or demonstrating PMR equipment for use at a single location (eg a national sporting event), the Licensee shall seek special arrangements in advance from the Agency Local Licensing Centre responsible for the location of the event to enable the co-ordination of frequencies and call signs.

12.      EXTENSIONS TO HIRING, PARKING AND/OR DEMONSTRATION PERIODS

The licensee shall ensure that in the exceptional circumstances that the customer requires an extension of use beyond the time periods specified in paragraph 2 above and in schedule 2, prior authority is obtained from the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee.

13.      CUSTOMER INFORMATION

The Licensee shall:

(a) inform customers of the following matters in writing before use of the Radio Equipment commences:

         (i) the terms of the licence that governs the use of the Radio Equipment supplied;

         (ii) that failure to meet the terms of this licence may result in the closedown of the Radio Equipment;

         (iii)    the penalties for improper use of the Radio Equipment; and

         (iv) the procedures for service and repair of the Radio Equipment by the Licensee;





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
(b) inform hire customers in writing before use of the Radio Equipment commences that where the Radio Equipment is used beyond the time limits specified in paragraph 2 above and in schedule 2, they must apply to the Agency for an operational licence granted under the Wireless Telegraphy Act 1949, except as provided for in paragraph 12 above;

(c) give to customers before use of the Radio Equipment commences a copy of the relevant notification form as specified in paragraph 11 above, which must be kept with the Radio Equipment; and

(d) give to hire customers before use of the Radio Equipment commences a copy of the hire contract, which must be kept with the Radio Equipment.

14.      RECORDING HIRE CONTRACTS

The licensee shall record the following information for each hire contract and ensure that the information is available for inspection at all reasonable times by persons authorised by the Secretary of State:

(a)      the hire contract with the customer;

(b) for PMR equipment the Agency notification form STH 1 and for Radio Paging equipment the Agency notification form RP 1;

(c)      site details of each installation or use of radio;

(d)      customer contact name, phone number and address;

(e)      details of Radio Equipment on hire; and

(f)      frequencies, CTCSS tones and DCS codes in use;

15.      PRE-DELIVERY INSPECTION PROCEDURES FOR HIRE EQUIPMENT

The Licensee shall design pre-delivery inspection procedures for Radio Equipment to be hired in accordance with good engineering practice to ensure that:

(a) the Radio Equipment provided for hire is in mechanically and electrically sound condition;

(b) all accessories and ancillary items detailed in the hire contract are supplied; and

(c) where practicably possible Radio Equipment shall be suitably labelled with licence numbers and stock numbers, taking care not to obscure original labels and markings.

16.      HIRING ON

The Licensee may hire stations to customers hired from other PBR Suppliers licensees and in turn hire the stations to customers.

17.      TECHNICAL PERFORMANCE REQUIREMENTS

The Licensee shall ensure that the Radio Equipment performs in accordance with the technical performance requirements in paragraph 18 below and in schedule 2.

18.      TYPE APPROVAL REQUIREMENTS

The Radio Equipment is required to be type approved in accordance with the following performance standards:

(a)      for service and repair:

         all PBR W, MPT and ETSI specifications;

(b)      for hiring PMR equipment:

         MPT 1326;

         ETS 300 086 and 300 296;

         There are also provisions for hiring Radio Equipment approved to:

         MPT 1302 and 1304 - New licenses will continue to be issued until further notice;

         MPT 1303 - New licences will be issued until 30 September 2000. Thereafter, existing licences may be renewed on the basis that the Radio Equipment must not cause interference and the service will be unprotected from interference unless CTCSS and/or DCS is fitted. Use after 30 September 2005 will only be on an unprotected, non interference basis;

(c)      for hiring Radio Paging equipment:

         MPT 1335 and 1365;

         ETS 300 224;

(d)      for parking and/or demonstrating PMR equipment:

         MPT 1326 AND 1379;

         ETS 300 086, 300 113 and 300 296;

         There are also provisions for parking and/or demonstrating Radio Equipment approved to MPT 1302, 1303 and 1304 which are specified in paragraph 18(b) above.

(e)      for parking and/or demonstrating SRBR speech equipment:

         (i)      with an integral antenna ETS 300 296;

         (ii)     with a removable antenna ETS 300 086;

(f)      for parking and/or demonstrating SRBR Radio Paging equipment;

         (i)      using 49 MHz frequencies MPT 1335;

         (ii)     using 461 MHz frequencies MPT 1305.

19.      INTERPRETATION

In this schedule:

(a) "Private Business Radio" means Private Mobile Radio, Radio Paging and Short Range Business Radio;

(b)      "W" means Wireless;

(c)      "MPT" means Ministry of Posts and Telecommunications;

(d)      "ETSI" means the European Telecommunications Standard Institute;

(e)      "business location" means the location:

         (i) at which the Licensee services and/or repairs PBR equipment and/or hires PMR and/or Radio Paging equipment;

         (ii) at or from which the Licensee parks and/or demonstrates PMR and/or SRBR equipment;

(f)      "T Act" means the Telecommunications Act 1984;

(g) "CTCSS" means Continuous Tone Controlled Signalling System and Continuously Tone Controlled Sub-Audio Squelch;

(h)      "DCS" means Digitally Coded Squelch;

(i) "on-site" means a limited operating area up to 3 kilometres in radius from specified location;

(j) "wide area" means an operating area more than 3 kilometres in radius from a specified location;

(k) a "cross-band repeater" is a network of stations operating so that a message received on a frequency in one radio spectrum band is re-broadcast on a frequency in another radio spectrum band;

(l)      a "dummy load" means a radio frequency non-radiating termination;

(m)      "user identification" means the identity of the mobile station user;

(n) "vehicle status identification" is an abbreviated report transmitted to the controller on factors concerning the vehicle's business use;

(o) "selective calling" is a sequence of in-band audio tones normally transmitted immediately prior to the commencement of a voice transmission or transmitted on their own to convey information;

(p) "talkthrough" means communication between one mobile station and another mobile station with the message repeated by the base station to establish the communication. For this purpose both mobiles must be capable of movement and may not be used as fixed control stations;

(q) "reverse frequency working" is a system in which the base station can relay the transmission from another station and is controlled other than by landline; and

(r) a "supervised demonstration" is where the licensee is supervising the demonstration from at least one of the stations, and is therefore, able to personally ensure that the conditions of the licence are met. All other demonstrations, including customer trials, are deemed to be "unsupervised".


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
                    PRIVATE BUSINESS RADIO SUPPLIERS LICENCE

                     SCHEDULE 2 TO LICENCE NUMBER PR/131864

         BUSINESS LOCATION(S) AND FREQUENCIES AUTHORISED BY THIS LICENCE

This schedule forms part of Licence number PR/131864, issued to HUGO INTERNATIONAL LTD, the Licensee on 07 May 1998, and describes the business location(s) and frequencies authorised by the licence.

1.       CORRESPONDENCE ADDRESS

6 WATERSIDE DRIVE
LANGLEY BUSINESS PARK
LANGLEY
SLOUGH
BERKSHIRE
SL3 6EZ

Trading Name: HUGO INTERNATIONAL

Contact Name:  GEOFFREY SPRING

Telephone Number:  01753 542828                       Fax Number:  01753 543131

Unless instructed otherwise, the Licensee must inform the Agency Local Licensing Centre below of all changes to the Licence and schedules and the location of permanent and/or temporary business location(s).

PO Box 2500, Bristol BS99 7LJ

Contact Name: Operations Manager

Telephone Number: 0117-959-3615                       Fax Number:  0117-959-3616


2.       PERMANENT BUSINESS LOCATION(S)

The Licensee is authorised to carry out the activities specified in paragraphs 2(a) and (b) in schedule 1 at, and the activities specified in paragraphs 2(c) and (d) in schedule 1 at/or from, the business location(s) below:

6 WATERSIDE DRIVE
LANGLEY BUSINESS PARK
LANGLEY
SLOUGH
BERKSHIRE
SL3   6EZ

Contact Name:  GEOFFREY SPRING

Telephone Number:  01753 542828                       Fax Number:  01753 543131

Unless instructed otherwise, the Licensee must send all notification forms, requests for variations and/or extensions and reports of interference originating from the above business location to:

PO Box 2500, Bristol BS99  7LJ

Contact Name:  Operations Manager

Telephone Number:  0117-959-3615                      Fax Number:  0117-959-3616

3.       TEMPORARY BUSINESS LOCATION(S)

The Licensee is authorised to carry out the activities specified in paragraphs 2(a) and (b) in schedule 1 at, and the activities specified in paragraph 2(c) and (d) in schedule 1 at/or from, the temporary business location(s) notified in writing to the Operations Manager of the Agency Local Licensing Centre specified in paragraph 1 above prior to establishment.

Unless instructed otherwise, the Licensee must send all notification forms, requests for variations and/or extensions and reports of interference originating from the temporary business location(s) to the Agency Local Licensing Centre(s) responsible for the temporary business location(s) or to the Local Licensing Centre(s) requested by the Licensee.

4.       PMR HIRE FREQUENCIES

Frequencies authorised for general hire purposes for hire periods of up to one year - NOT AUTHORISED FOR PARKING AND/OR DEMONSTRATION EXCEPT 85.8750 AND
72.3750 MHZ.

DUAL FREQUENCIES                                 SINGLE FREQUENCIES
Base Transmit/        Mobile Transmit/             72.3750  MHz          85.8750  MHz         158.7875  MHz
Mobile Receive        Base Receive                159.6875  MHz         163.2875  MHz         163.9250  MHz
  85.8750 MHz            72.3750 MHz              163.9875  MHZ         164.0875  MHz         169.0125 MHz
163.2875 MHz            158.7875 MHz              169.1375  MHz         169.1625  MHz         169.1875 MHz
163.9250 MHz            159.4250 MHz              456.3875  MHz         461.8875  MHz         462.3625 MHz
456.3875 MHz            461.8875 MHz              462.4750  MHz

Frequencies authorised for construction projects only for hire periods of up to one year - NOT AUTHORISED FOR PARKING AND/OR DEMONSTRATION.

For the purpose of hiring, construction is defined as civil engineering and building.

DUAL FREQUENCIES                                 SINGLE FREQUENCIES
Base Transmit/        Mobile Transmit/            163.7500  MHz         159.2500 MHz
Mobile Receive        Base Receive
163.7500  MHz         159.2500  MHz


CTCSS:   All Group A and B tones included in MPT 1306 are approved.

DCS:     All DCS codes included in MPT 1381 are approved.

CTCSS and/or DCS must be used with dual frequency channels.

Selective calling is authorised.

Call Sign:  HUGO

                                                 BASE STATIONS                          MOBILE STATIONS

Maximum ERP:                                     2 watts (in any direction)             5 watts
Maximum tolerances:                              +/-  1.0  kHz                          +/-  2.0  kHz
Maximum antenna height:                          10 metres above ground level

The Licensee's customers are authorised to use the hire equipment for periods of up to one year anywhere in the United Kingdom, provided that the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee is notified (via notification form STH 1) by the Licensee prior to bringing the Radio Equipment into operation.

Variations or extensions to the period of hire beyond one year must be sought from the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee.

5.       RADIO PAGING HIRE FREQUENCIES

Frequencies authorised for hire periods up to one year - NOT AUTHORISED FOR PARKING AND/OR DEMONSTRATION

26.8350  MHz
26.9200  MHz
48.9750  MHz
48.9875  MHz

TRANSMITTERS

Maximum ERP 2 watts (in any direction)
Maximum antenna height 10 metres above ground level

RECEIVERS

Receivers are authorised to receive signals from the equipment conforming to the details above.

The Licensee's customers are authorised to use the hire equipment for periods of up to one year anywhere in the United Kingdom, provided that the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee is notified (via notification form RP 1) by the Licensee prior to bringing the Radio Equipment into operation.

Variations or extensions to the period of hire beyond one year must be sought from the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee.

6.       PMR PARKING AND DEMONSTRATION FREQUENCIES.

Frequencies authorised for parking periods of up to 3 months and demonstration periods of up to 28 days - NOT AVAILABLE FOR HIRING EXCEPT 85.8750 AND 72.3750 MHZ.

BASE TRANSMIT/    MOBILE TRANSMIT/
MOBILE RECEIVE    BASE RECEIVE

 82.1250 MHz                 68.6250  MHz
 85.8750 MHz                 72.3750  MHz
163.9500 MHz                159.4500  MHz
167.2000 MHz                172.0000  MHz
440.5375 MHZ                426.0375  MHZ   TO BE USED IN THE AREAS BELOW ONLY
456.9250 MHz                462.4250  MHz

Either leg of these dual frequency channels may be used as single frequency channels. When 68.6250 MHz, 159.4500 MHz and 426.0375 MHz are used as single frequency channels the use of base stations is not permitted. When 72.3750 MHZ,
172.0000 MHZ and 462.4250 MHz are used as single frequency channels the use of base stations is not advised.

THE FREQUENCIES 440.5375 MHZ AND 426.0375 MHZ MAY ONLY BE USED WITHIN THE FOLLOWING AREAS:

                           GRID REFERENCE                 LOCATION

 5  kms  of                ST 310   880                Newport
 7  kms  of                SP 330   790                Coventry
10  kms  of                ST 600   740                Bristol
10  kms  of                ST 190   760                Cardiff
10  kms  of                SS 650   950                Swansea
16  kms  of                NJ 930   050                Aberdeen
16  kms  of                SE 160   330                Bradford
16  kms  of                SK 340   350                Derby
16  kms  of                NT 260   740                Edinburgh
16  kms  of                SE 080   250                Halifax
16  kms  of                SE 300   340                Leeds
16  kms  of                SK 590   040                Leicester

16  kms  of                NZ 490   200                Middlesborough
16  kms  of                NZ 270   620                Newcastle upon Tyne
16  kms  of                SK 570   410                Nottingham
16  kms  of                SD 530   290                Preston
16  kms  of                SK 350   870                Sheffield
25  kms  of                SP 070   870                Birmingham
25  kms  of                NS 580   650                Glasgow
32.5  kms  of              SJ 600   880                Warrington
40.5  kms of               TQ 300   800                London



CTCSS:   All Group A and B tones included in MPT 1306 are approved.

DCS:   All DCS codes included in MPT 1381 are approved.

Selective calling is authorised.

Parking call sign taken from customer's PMR (Standard) application form.

Demonstration Call Sign:   HUGO

                                                 BASE STATION                           MOBILE STATION

Maximum ERP for on-site use:                       2 watts (in any direction)             5 watts
Maximum ERP for wide area use:                   10 watts (in any direction)            25 watts
Maximum Tolerances:                              +/-  1.0  kHz                          +/-  2.0  kHz

Maximum Antenna Height for on-site use:                   10 metres above ground level
Maximum Antenna Height for wide area use:                 20 metres above ground level

The Licensee's customers are authorised to use the frequencies listed above for periods of up to 3 months for parking and up to 28 days for demonstration anywhere in the United Kingdom (subject to the geographical limitations set out above on the use of 440.5375 MHz and 426.0375 MHz), provided that the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee is notified (via notification forms Parking 1 for parking and Demo 1 for demonstration) by the Licensee in accordance with the conditions of the licence.

Variations or extensions to the parking and demonstration periods beyond 3 months and 28 days respectively must be sought from the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee.

7.       SRBR PARKING AND DEMONSTRATION FREQUENCIES

Frequencies authorised for parking periods of up to 28 days and demonstration periods of up to 7 days - NOT AVAILABLE FOR HIRING

SPEECH SERVICE FREQUENCIES                  RADIO PAGING SERVICE FREQUENCIES
461.2625  MHz                                  49.2625  MHZ
461.4750  MHZ                                  49.2875  MHz
461.4875  MHZ                                 461.3000  MHz

SRBR Radio Equipment may only be used in England, Scotland and Wales. It may not be used in Northern Ireland, the Channel Islands or the Isle of Man.

CTCSS:   All Group A and B tones included in MPT 1306 are approved.

DCS:   All DCS codes included in MPT 1381 are approved.

CTCSS and/or DCS must be used with the SRBR speech channels.

Identification: When speaking the caller must identify himself or herself and the person being called.

SPEECH SERVICE

Handportable radios only may be used for two-way voice communication. Base stations may not be used

Maximum ERP for handportable radios:        0.5 watts

RADIO PAGING SERVICE

Radio Paging base stations and receive only mobile stations may be used for one-way tone and text message paging. The mobile stations may not be used to transmit.

Maximum ERP for base stations using 461 Mhz frequencies:      0.5 watts
Maximum ERP for base stations using 49 MHz frequencies:       0.25 watts

The Licensee's customers are authorised to use the frequencies listed above for periods of up to 28 days for parking and up to 7 days for demonstration anywhere in England, Scotland and Wales.

Variations or extensions to the parking and demonstration periods beyond 28 days and 7 days respectively must be sought from the Agency Local Licensing Centre responsible for the business location or the Local Licensing Centre requested by the Licensee.